UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 24, 2009
LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Building 2A, 1227 South Patrick Drive, Satellite Beach, FL 32937
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.
As previously disclosed, on July 25, 2008, Lighting Science Group Corporation, a Delaware corporation (the “Company”), entered into that certain Loan Authorization Agreement (the “Loan Agreement”) and Demand Note (the “Note”) with the Bank of Montreal (“BMO”), whereby BMO established a $20 million revolving line of credit for the Company. On July 24, 2009, the Company entered into that certain First Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note (the “Amendment”) with BMO. The Amendment extends the maturity date of the Loan Agreement from July 25, 2009 to August 24, 2009 in the event that BMO does not make prior written demand. In connection with the Amendment, the Company entered into an Allonge to Demand Note with BMO (the “Allonge”). The Allonge is dated as of July 24, 2009 and extends the maturity date of the Note from July 25, 2009 to August 24, 2009 in the event that BMO does not make prior written demand.
In addition, Pegasus Partners IV, L.P. (“Pegasus IV”) executed a Guarantor’s Acknowledgement and Consent attached to the Amendment whereby Pegasus IV agreed to extend its guaranty of the Company’s obligations pursuant to the Loan Agreement in connection with the Amendment. Pegasus IV, as of June 26, 2009, beneficially owned approximately 82.3% of the common stock, par value $0.001 per share, of the Company.
Copies of the Amendment and Allonge are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and are incorporated herein by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	First Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note, dated as of July 24, 2009, by and between Lighting Science Group Corporation and Bank of Montreal.
10.2	Allonge to Demand Note, dated as of July 24, 2009, by and between Lighting Science Group Corporation and Bank of Montreal.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION
Date: August 5, 2009	By:	/s/ Stephen Hamilton
		Name:	Stephen Hamilton
		Title:	Vice President — Finance

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
10.1	First Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note, dated as of July 24, 2009, by and between Lighting Science Group Corporation and Bank of Montreal.
10.2	Allonge to Demand Note, dated as of July 24, 2009, by and between Lighting Science Group Corporation and Bank of Montreal.